Exhibit 24


                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Marcel J. Dumeny, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by Fairfield Communities, Inc. with respect to the registration and issuance of up to 1,000,000 shares of Common Stock, $.01 par value, pursuant to the Fairfield Communities, Inc. First Amended and Restated 1992 Warrant Plan, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


     /s/ Russell A. Belinsky           Director       September 20, 1994
         Russell A. Belinsky

                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Marcel J. Dumeny, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by Fairfield Communities, Inc. with respect to the registration and issuance of up to 1,000,000 shares of Common Stock, $.01 par value, pursuant to the Fairfield Communities, Inc. First Amended and Restated 1992 Warrant Plan, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


     /s/ Ernest D. Bennett, III        Director       September 20, 1994
         Ernest D. Bennett, III

                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Marcel J. Dumeny, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by Fairfield Communities, Inc. with respect to the registration and issuance of up to 1,000,000 shares of Common Stock, $.01 par value, pursuant to the Fairfield Communities, Inc. First Amended and Restated 1992 Warrant Plan, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


     /s/ Daryl J. Butcher              Director       September 20, 1994
         Daryl J. Butcher

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Marcel J. Dumeny, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by Fairfield Communities, Inc. with respect to the registration and issuance of up to 1,000,000 shares of Common Stock, $.01 par value, pursuant to the Fairfield Communities, Inc. First Amended and Restated 1992 Warrant Plan, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


     /s/ Philip L. Herrington          Director       September 20, 1994
         Philip L. Herrington

                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Marcel J. Dumeny, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by Fairfield Communities, Inc. with respect to the registration and issuance of up to 1,000,000 shares of Common Stock, $.01 par value, pursuant to the Fairfield Communities, Inc. First Amended and Restated 1992 Warrant Plan, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


     /s/ William C. Scott              Director       September 20, 1994
         William C. Scott

                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John W. McConnell and/or Marcel J. Dumeny, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by Fairfield Communities, Inc. with respect to the registration and issuance of up to 1,000,000 shares of Common Stock, $.01 par value, pursuant to the Fairfield Communities, Inc. First Amended and Restated 1992 Warrant Plan, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


     /s/ J. Steven Wilson              Director       September 20, 1994
         J. Steven Wilson